Waddell & Reed Advisors
                    Municipal
                    High Income
                    Fund, Inc.

                    Annual
                    Report
                    ------------------
                    September 30, 2002

CONTENTS


         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        27     Statement of Assets and Liabilities

        28     Statement of Operations

        29     Statement of Changes in Net Assets

        30     Financial Highlights

        34     Notes to Financial Statements

        39     Independent Auditors' Report

        40     Income Tax Information

        41     Directors & Officers

        47     Annual Privacy Notice

        49     Householding Notice


This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Municipal High Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Municipal High Income Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION

-----------------------------------------------------------------
  September 30, 2002


An interview with Mark J. Otterstrom, CFA, portfolio manager of Waddell & Reed Advisors Municipal High Income Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Municipal High Income Fund, Inc. for the fiscal year ended September 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
The Fund's Class A shares increased 0.87 percent for the fiscal year, including the impact of sales load and, without the sales load impact, increased 5.35 percent for the fiscal year. This compares with the Lehman Brothers Municipal Bond Index (reflecting the performance of securities that generally represent the municipal bond market), which increased 8.94 percent for the period, and the Lipper High Yield Municipal Debt Funds Universe Average (reflecting the performance of funds with similar investment objectives), which increased 5.09 percent for the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag its benchmark index during the fiscal year?
We maintained a conservative approach to credit risk during the fiscal year. We were underweight in private activity bonds during a period of major credit spread widening. The prolonged downturn of our economy and severe sell off in the equity market have contributed to a sharply increased aversion to credit risk on the part of most investors. Cyclical industries, such as paper, steel, airlines and commodities, continue to see deterioration in overall credit quality. Credit spreads on municipal bonds secured by corporate guarantees have widened substantially during the fiscal year. In contrast, credit spreads of well managed, low investment grade health care bonds have narrowed in relation to their higher quality counterparts. The Fund was overweighted in health care during a period that brought an improved reimbursement environment and increased system liquidity.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Interest rate volatility over the last year has been tremendous. The equity markets rebounded early in 2002, only to sell off sharply during the last quarter of the fiscal year. As a result of this equity sell off, many investors moved into Treasury bonds and high-grade municipal bonds in an effort to lower their exposure to credit risk. This "flight to quality" has driven interest rates to historic lows. If the equity markets begin to improve over the next few months, we would not expect these rates to continue to drop. Housing and consumer spending remain surprisingly strong. We believe that the strength and sustainability of the economic recovery likely will depend heavily on trends in the labor markets and capital spending. These trends currently point to a moderate pace of expansion.

What strategies and techniques did you employ that specifically affected the Fund's performance?
During this period of increased interest rate volatility, we have kept our duration neutral, as compared with our peer group. Throughout the fiscal year, we worked to increase the credit quality of the Fund. We have sold long duration, low coupon, non-rated credits. The majority of our purchases during the period have been rated BBB or higher. We maintained a large cash balance through the end of 2001. As cash flow into the Fund improved, we began to stay more fully invested in higher quality, shorter duration bonds. Our portfolio duration remains short by historical standards and continues to be slightly below our peer group average.
What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
We intend to continue to look for opportunities in the health care sector. We believe that careful credit selection in health care continues to provide opportunities for price appreciation and stable, tax-free income. We prefer to own bonds issued by hospitals with a dominant market share and a good history of managing through difficult economic times. Additionally, we continue to look for investment grade, tax-backed, special district debt. We anticipate continuing to improve the credit quality of the Fund until economic fundamentals show clear and consistent improvement. We may increase our exposure to interest rate swap derivatives in order to take advantage of the municipal market's steep yield curve, in an effort to enhance the Fund's tax-exempt income.

We feel that the positive cash flow trends into municipal bond funds should continue in the near term. Retail demand for high quality municipal bonds remained strong at fiscal year-end. The recent crisis of confidence toward Wall Street has lead to increased demand for high quality bonds. Credit spreads are becoming increasingly bimodal, and demand for high quality bonds is driving down spreads on investment grade municipal bonds. In contrast, the lack of interest in some of the higher risk sectors has caused high-yield spreads to widen. Many state and local government entities have shown a deft ability to adapt to a much weaker economy. These issuers appear to have a great amount of flexibility to adjust operating expenses, services offered and/or revenues collected within their jurisdictions. This is what currently makes "essential service" industry municipal bonds so attractive.


Sincerely,


Mark J. Otterstrom, CFA
Manager
Waddell & Reed Advisors
Municipal High Income Fund, Inc.

Comparison of Change in Value of $10,000 Investment


==== Waddell & Reed Advisors Municipal High Income Fund, Inc., Class A Shares(1)-- $17,747
++++ Lehman Brothers Municipal Bond Index  -- $19,494
---- Lipper High Yield Municipal Debt Funds Universe Average - $17,159

                      Waddell                 Lipper
                      & Reed              High Yield
                      Advisors    Lehman   Municipal
                      Municipal Brothers        Debt
                      High IncomeMunicipal     Funds
                      Fund, Inc.,   Bond    Universe
                      Class A SharesIndex    Average
                      ------------------  ----------
     9-30-92   Purchase          $ 9,575     $10,000   $10,000
     9-30-93          10,894      11,274      11,230
     9-30-94          10,899      10,999      11,079
     9-30-95          12,058      12,230      12,142
     9-30-96          12,951      12,969      12,862
     9-30-97          14,435      14,140      14,067
     9-30-98          15,862      15,372      15,233
     9-30-99          15,668      15,264      14,955
     9-30-00          15,798      16,207      15,194
     9-30-01          16,846      17,895      16,328
     9-30-02          17,747      19,494      17,159

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
1-year period
   ended 9-30-02    0.87%      0.47%     4.49%     5.35%
5-year period
   ended 9-30-02    3.32%      ---       ---       ---
10-year period
   ended 9-30-02    5.90%      ---       ---       ---
Since inception
   of Class(3)
   through 9-30-02  ---        2.57%     3.49%      2.82%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)10-5-99 for Class B shares, 10-8-99 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF MUNICIPAL HIGH INCOME FUND

--------------------------------------------------------------
Municipal High Income Fund

GOAL
To seek to provide a high level of income that is not subject to Federal income tax. (Income may be subject to state and local taxes and a significant portion may be subject to the Federal alternative minimum tax.)

Strategy
Invests primarily in tax-exempt municipal bonds rated in the lower tier of investment grade or lower, including bonds rated below investment grade, commonly called junk bonds and lower-quality unrated bonds. The Fund diversifies its holdings among two main types of municipal bonds: general obligation bonds and revenue bonds.

Founded
1986

Scheduled Dividend Frequency
Declared daily, paid monthly

Performance Summary - Class A Shares
          Per Share Data
For the Fiscal Year Ended September 30, 2002
--------------------------------------------
Dividends paid                 $0.27
                               =====
Net asset value on
   9-30-02                     $4.95
   9-30-01                      4.96
                              ------
Change per share              $(0.01)
                              ======
Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF MUNICIPAL HIGH INCOME FUND

--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------     -------------------
                      With      Without         With     Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)    CDSC(E)
------            ----------   ----------     ---------  ---------
 1-year period
  ended 9-30-02     0.87%        5.35%           0.47%      4.46%
 5-year period
  ended 9-30-02     3.32%        4.22%            ---        ---
10-year period
  ended 9-30-02     5.90%        6.37%            ---        ---
Since inception
  of Class (F)       ---          ---            2.57%      3.48%
(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 4.25% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-5-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
 1-year period
  ended 9-30-02     4.49%        5.35%
 5-year period
  ended 9-30-02      ---          ---
10-year period
  ended 9-30-02      ---          ---
Since inception
  of Class(D)       3.49%        2.82%
(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-8-99 for Class C shares and 12-30-98 for Class Y shares (the date on which shares were first acquired and continuously held by shareholders).

Investing in high income securities may carry a greater risk of nonpayment of interest on principal than higher rated bonds.

SHAREHOLDER SUMMARY OF MUNICIPAL HIGH INCOME FUND

--------------------------------------------------------------
Portfolio Highlights

On September 30, 2002, Waddell & Reed Advisors Municipal High Income Fund, Inc. had net assets totaling $449,527,458 invested in a diversified portfolio.

As a shareholder of Waddell & Reed Advisors Municipal High Income Fund, Inc., for every $100 you had invested on September 30, 2002, your Fund owned:

  $21.87  Life Care/Nursing Center Revenue Bonds
   14.68  Hospital Revenue Bonds
   13.53  Other Municipal Bonds
    8.52  Cash and Cash Equivalents
    8.48  Housing Revenue Bonds
    7.89  Industrial Development Revenue/Pollution Control
    7.56  Revenue Bonds
    5.25  City General Obligation Bonds
    4.02  Special Tax Bonds
    2.66  Derivative Bonds
    2.38  Resource Recovery Bonds
    2.37  Airport Revenue Bonds
    0.79  Water and Sewer Revenue Bonds

                   2002 TAX YEAR TAXABLE EQUIVALENT YIELDS(1)
---------------------------------------------------------------------------
If your Taxable Income is:
                                    Your         Equivalent
                                  Marginal    Tax Free Yields
   Joint               Single        Tax---------------------------
   return              Return    Bracket Is  3%    4%    5%    6%

$      0- 12,000  $      0-  6,000          10% 3.33% 4.44% 5.56% 6.67%

$ 12,001- 46,700     6,001- 27,950          15% 3.53% 4.71% 5.88% 7.06%

$ 46,701-112,850  $ 27,951- 67,700          27% 4.11% 5.48% 6.85% 8.22%

$112,851-171,950  $ 67,701-141,250          30% 4.29% 5.71% 7.14% 8.57%

$171,951-307,050  $141,251-307,050          35% 4.62% 6.15% 7.69% 9.23%

$307,051 and above$307,051 and above      38.6% 4.89% 6.51% 8.14% 9.77%

(1)Table is for illustration only and does not represent the actual performance of Waddell & Reed Advisors Municipal High Income Fund, Inc.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS
ARIZONA - 1.27%
 Hayden-Winkelman Unified School District No.
   41 of Gila County, Arizona, Capital
   Appreciation Refunding Bonds, Series 1995,
   0.0%, 7-1-10 ..........................   $ 6,145 $  4,535,563
 The Industrial Development Authority of
   the County of Gila, Arizona, Environmental
   Revenue Refunding Bonds (ASARCO Incorporated
   Project), Series 1998,
   5.55%, 1-1-27 .........................     4,750    1,187,500
                                                     ------------
                                                        5,723,063
                                                     ------------

CALIFORNIA - 0.23%
 Kings County Waste Management Authority,
   Solid Waste Revenue Bonds, Series 1994
   (California),
   7.2%, 10-1-14 .........................       940    1,024,938
                                                     ------------

COLORADO - 5.74%
 Sand Creek Metropolitan District, Adams
   County and City and County of Denver,
   Colorado, General Obligation Limited
   Tax Bonds:
   Series 1998,
   6.625%, 12-1-17 .......................     2,985    3,074,580
   Series 1997,
   7.125%, 12-1-16 .......................     1,990    2,093,739
 Rampart Range Metropolitan District No. 1
   (In the City of Lone Tree, Colorado),
   Revenue Bonds (Rampart Range Metropolitan
   District No. 2 Project), Series 2001,
   7.75%, 12-1-26 ........................     4,500    4,631,130
 Colorado Educational and Cultural Facilities
   Authority, Charter School Revenue Bonds
   (Collegiate Academy of Colorado Project),
   A Charter School Created by Jefferson County
   School District R-1, Jefferson County, State
   of Colorado, Series 2002:
   7.5%, 12-15-31 ........................     3,000    3,054,270
   7.375%, 12-15-21 ......................     1,000    1,018,190

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
COLORADO (Continued)
 Aspen Grove Business Improvement District
   in the City of Littleton, Colorado,
   Limited Tax General Obligation Bonds,
   Series 2001,
   7.625%, 12-1-25 .......................   $ 3,800 $  4,028,570
 Colorado Department of Transportation,
   Transportation Revenue Anticipation Notes,
   Refunding Series 2002B,
   5.5%, 6-15-15 .........................     3,000    3,543,090
 City and County of Denver, Colorado,
   Revenue Bonds (Jewish Community Centers
   of Denver Project), Series 1994:
   8.25%, 3-1-24 .........................     2,390    2,490,954
   7.875%, 3-1-19 ........................       815      846,043
 Deer Creek Metropolitan District, Jefferson
   County, Colorado, General Obligation Bonds,
   Series 2000,
   7.625%, 12-1-19 .......................       750      998,842
                                                     ------------
                                                       25,779,408
                                                     ------------

CONNECTICUT - 2.32%
 Eastern Connecticut Resource Recovery
   Authority, Solid Waste Revenue Bonds
   (Wheelabrator Lisbon Project),
   Series 1993A,
   5.5%, 1-1-14 ..........................     5,250    5,232,097
 Connecticut Development Authority, Pollution
   Control Revenue Refunding Bonds (The
   Connecticut Light and Power Company
   Project - 1993B Series),
   5.95%, 9-1-28 .........................     2,500    2,617,750


See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002
                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
CONNECTICUT (Continued)
 State of Connecticut Health and Educational
   Facilities Authority, Revenue Bonds,
   Edgehill Issue Series A (Fixed Rate),
   6.875%, 7-1-27 ........................   $ 2,300 $  2,578,369
                                                     ------------
                                                       10,428,216
                                                     ------------

DISTRICT OF COLUMBIA - 0.46%
 District of Columbia Revenue Bonds
   (National Public Radio Issue),
   Series 1992,
   7.625%, 1-1-13 ........................     2,000    2,068,780
                                                     ------------

FLORIDA - 5.02%
 Capital Projects Finance Authority, Continuing
   Care Retirement Community, Revenue Bonds
   (Capital Projects Loan Program - The Glenridge
   on Palmer Ranch Project), Fixed Rate Revenue
   Bonds, Series 2002A,
   8.0%, 6-1-32 ..........................     7,000    6,859,020
 Sanford Airport Authority (Florida),
   Industrial Development Revenue Bonds
   (Central Florida Terminals, Inc. Project):
   Series 1995A,
   7.75%, 5-1-21 .........................     4,000    4,024,680
   Series 1995C,
   7.5%, 5-1-21 ..........................       500      500,980
 St. Johns County Industrial Development
   Authority, Health Care Revenue
   Bonds, Tax Exempt Series 1997A
   (Bayview Project),
   7.1%, 10-1-26 .........................     4,000    3,626,360
 Escambia County Health Facilities Authority,
   Health Facilities Revenue Bonds (Azalea
   Trace, Inc.), Series 1997,
   6.0%, 1-1-15 ..........................     3,000    2,997,090
 Dade County Industrial Development Authority,
   Industrial Development Revenue Bonds,
   Series 1995 (Miami Cerebral Palsy
   Residential Services, Inc. Project),
   8.0%, 6-1-22 ..........................     1,700    1,734,765

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
FLORIDA (Continued)
 Sarasota County (Florida) Health Facilities
   Authority, Health Care Facilities Revenue
   Refunding Bonds, Series 1995 (Sarasota-
   Manatee Jewish Housing Council, Inc.
   Project),
   6.7%, 7-1-25 ..........................   $ 2,200 $  1,645,556
 City of Fort Walton Beach, First Mortgage
   Industrial Development Revenue Bonds,
   Series 1986 (Ft. Walton Beach Ventures,
   Inc. Project),
   10.5%, 12-1-16 ........................     1,160    1,165,754
                                                     ------------
                                                       22,554,205
                                                     ------------

GEORGIA - 1.31%
 Coffee County Hospital Authority (Georgia),
   Revenue Anticipation Certificates (Coffee
   Regional Medical Center, Inc. Project),
   Series 1997A,
   6.75%, 12-1-16 ........................     5,000    5,229,200
 Savannah Economic Development Authority,
   First Mortgage Revenue Bonds (Senior Care
   Group, Inc. - Shadowmoss Project),
   Series 1999A,
   6.75%, 7-1-29 (A) .....................     3,185      672,991
                                                     ------------
                                                        5,902,191
                                                     ------------

ILLINOIS - 4.46%
 City of Chicago, Chicago O'Hare International
   Airport, Second Lien Passenger Facility
   Charge Revenue Bonds, Series 2001 A:
   9.62%, 7-1-09 (B) .....................     3,330    4,194,268
   9.62%, 7-1-09 (B) .....................     1,670    2,024,007
 Bloomington-Normal Airport Authority of
   McLean County, Illinois, Central Illinois
   Regional Airport, Passenger Facility Charge
   Revenue Bonds, Series 2001:
   6.35%, 12-15-24 .......................     2,975    2,846,361
   6.05%, 12-15-19 .......................     1,000      950,720

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
ILLINOIS (Continued)
 Illinois Development Finance Authority
   Revenue Bonds, Series 1993C (Catholic
   Charities Housing Development
   Corporation Project),
   6.1%, 1-1-20 ..........................   $ 2,500 $  2,561,650
 Village of Maywood, General Obligation
   Corporate Purpose Bonds, Series 2001C,
   5.5%, 1-1-21 ..........................     2,000    2,119,380
 Village of Lansing, Illinois, Landings
   Redevelopment Project Area, Tax Increment
   Refunding Revenue Bonds (Limited Sales
   Tax Pledge), Series 1992,
   7.0%, 12-1-08 .........................     2,000    2,077,940
 Village of Hodgkins, Cook County, Illinois,
   Tax Increment Revenue Refunding Bonds,
   Series 1995A,
   7.625%, 12-1-13 .......................     1,750    1,874,250
 Illinois Health Facilities Authority,
   Revenue Refunding Bonds, Series 1998
   (Lifelink Corporation Obligated Group),
   5.7%, 2-15-24 .........................     1,750    1,387,277
                                                     ------------
                                                       20,035,853
                                                     ------------

INDIANA - 0.27%
 City of Carmel, Indiana, Retirement Rental
   Housing Revenue Refunding Bonds (Beverly
   Enterprises - Indiana, Inc. Project),
   Series 1992,
   8.75%, 12-1-08 ........................     1,180    1,221,335
                                                     ------------

IOWA - 2.20%
 City of Creston, Iowa, Industrial
   Development Revenue Bonds, Series 1997A
   (CF Processing, L.C. Project),
   8.0%, 8-1-26 ..........................     5,000    3,950,000
 City of Cedar Rapids, Iowa, First Mortgage
   Revenue Bonds, Series 1998-A (Cottage Grove
   Place Project),
   5.875%, 7-1-28 ........................     5,000    3,851,850

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
IOWA (Continued)
 Wapello County, Iowa, Hospital Revenue
   Bonds, Series 2001 (Ottumwa Regional
   Health Center Project),
   6.25%, 10-1-22 ........................   $ 2,000 $  2,078,300
                                                     ------------
                                                        9,880,150
                                                     ------------

KANSAS - 3.67%
 Kansas Development Finance Authority:
   Multifamily Housing Revenue Bonds,
   Series 1998K (Pioneer Olde Town
   Apartments Project),
   6.5%, 10-1-30 .........................     3,200    3,019,648
   Community Provider Loan Program (Community
   Living Opportunities, Inc.), Series
   1992A Revenue Bonds,
   8.875%, 9-1-11 ........................     2,600    2,645,916
   Athletic Facilities Revenue Bonds, Series
   2002E (The Intercollegiate Athletic
   Council of Kansas State University,
   Inc. Project):
   0.0%, 7-1-16 ..........................       725      400,214
   0.0%, 7-1-17 ..........................       750      390,263
 City of Olathe, Kansas:
   Senior Living Facility Revenue Bonds
   (Aberdeen Village, Inc.), Series 2000A,
   8.0%, 5-15-30 .........................     3,255    3,382,726
   Special Obligation Tax Increment Revenue Bonds
   (Southgate Redevelopment Project), Series 2002:
   6.1%, 3-1-17 ..........................       375      383,715
   6.2%, 3-1-22...........................       375      383,003
 Certificates of Participation, Series 1998A,
   Evidencing Proportionate Interests of the
   Owners Thereof in Rental Payments to be
   Made by the City of Spring Hill, Kansas, to
   Spring Hill Golf Corporation,
   6.5%, 1-15-28 .........................     4,000    3,628,360
 City of Prairie Village, Kansas, Revenue Bonds
   (Claridge Court Project), Series 1993A:
   8.75%, 8-15-23 ........................     1,000    1,041,160
   8.5%, 8-15-04 .........................       345      359,559

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
KANSAS (Continued)
 City of Baldwin City, Kansas, Electric
   Utility System, Revenue Bonds, Series 2002-B,
   5.5%, 11-1-27 .........................   $   855 $    858,172
                                                     ------------
                                                       16,492,736
                                                     ------------
KENTUCKY - 0.72%
 Kentucky Economic Development Finance Authority,
   Hospital System Refunding and Improvement
   Revenue Bonds, Series 1997 (Appalachian
   Regional Healthcare, Inc. Project),
   5.875%, 10-1-22 .......................     2,450    2,170,112
 County of Perry, Kentucky, Solid Waste
   Disposal Revenue Bonds (TJ International
   Project), Series 1994,
   7.0%, 6-1-24 ..........................     1,000    1,045,750
                                                     ------------
                                                        3,215,862
                                                     ------------

LOUISIANA - 3.25%
 Tobacco Settlement Financing Corporation,
   Tobacco Settlement Asset-Backed Bonds,
   Series 2001B,
   5.875%, 5-15-39 .......................     5,000    4,731,100
 Louisiana Local Government Environmental
   Facilities and Community Development
   Authority, Multifamily Housing Revenue
   Bond Anticipation Notes (Kingston Point
   and Camelot Apartments Project),
   Series 2001A,
   6.25%, 12-12-02 .......................     4,000    4,027,840
 Louisiana Public Facilities Authority,
   Revenue Bonds (Progressive Healthcare
   Providers/Louisiana, Inc. Project),
   Series 1998:
   6.375%, 10-1-20 .......................     2,000    1,621,200
   6.375%, 10-1-28 .......................     2,000    1,550,620
   5.75%, 10-1-03 ........................       615      607,718

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
LOUISIANA (Continued)
 Board of Commissioners of the Port of New
   Orleans, Industrial Development Revenue
   Refunding Bonds (Continental Grain Company
   Project), Series 1993,
   7.5%, 7-1-13 ..........................   $ 2,000 $  2,066,960
                                                     ------------
                                                       14,605,438
                                                     ------------

MAINE - 2.11%
 Maine Health and Higher Educational Facilities
   Authority, Revenue Bonds, Piper Shores
   Issue, Series 1999A:
   7.55%, 1-1-29 .........................     5,000    5,103,550
   7.5%, 1-1-19 ..........................     1,000    1,021,250
 Maine Veterans' Homes, Revenue Bonds,
   1995 Series,
   7.75%, 10-1-20 ........................     2,810    3,337,577
                                                     ------------
                                                        9,462,377
                                                     ------------

MARYLAND - 0.74%
 Maryland Economic Development Corporation,
   Senior Lien Revenue Bonds (Rocky Gap
   Golf Course and Hotel/Meeting Center
   Project), Series 1996 A,
   8.375%, 10-1-09 .......................     3,250    3,317,763
                                                     ------------

MASSACHUSETTS - 3.28%
 Massachusetts Industrial Finance Agency:
   First Mortgage Revenue Bonds, Reeds
   Landing Project, Series 1993,
   7.1%, 10-1-28 .........................    10,660   10,622,370
   Resource Recovery Revenue Refunding
   Bonds (Ogden Haverhill Project),
   Series 1998A Bonds:
   5.6%, 12-1-19 .........................     2,500    2,214,775
   5.5%, 12-1-13 .........................     1,000      919,160

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
MASSACHUSETTS (Continued)
   Revenue Bonds, Beaver Country Day School
   Issue, Series 1992, Subseries A,
   8.1%, 3-1-08 ..........................   $   975 $    999,375
                                                     ------------
                                                       14,755,680
                                                     ------------

MINNESOTA - 0.34%
 City of Perham, Minnesota, General Obligation
   Disposal System Revenue Bonds, Series 2001,
   6.0%, 5-1-22 ..........................     1,000    1,039,320
 City of Coon Rapids, Minnesota, Multifamily
   Housing Revenue Bonds (Wedum Redwood
   Terrace, LLC Project), Series 1999A,
   6.375%, 11-1-29 .......................       500      472,060
                                                     ------------
                                                        1,511,380
                                                     ------------

MISSOURI - 8.06%
 Missouri Development Finance Board,
   Infrastructure Facilities Revenue Bonds,
   City of Independence, Missouri:
   Santa Fe Redevelopment Project,
   Series 2001,
   5.25%, 4-1-23 .........................     2,500    2,595,375
   Eastland Center Project Phase II,
   Series 2000B,
   6.0%, 4-1-21...........................     2,100    2,219,994
 The City of Nevada, Missouri (Nevada
   Regional Medical Center), Hospital
   Revenue Bonds, Series 2001,
   6.75%, 10-1-22 ........................     4,500    4,585,050
 City of Chesterfield, Missouri, Tax Increment
   Refunding and Improvement Revenue Bonds,
   Series 2002 (Chesterfield Valley Projects),
   4.5%, 4-15-16 .........................     4,000    4,022,160
 City of Des Peres, Missouri, Tax Increment
   Refunding Revenue Bonds, Series 2002A
   (West County Center Project),
   5.75%, 4-15-20 ........................     4,000    3,999,480

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002                    Principal
                                           Amount in
MUNICIPAL BONDS (Continued)                Thousands        Value
MISSOURI (Continued)
 The Industrial Development Authority of the
   City of Kansas City, Missouri:
   Revenue Bonds (The Bishop Spencer Place,
   Incorporated Project), Series 1994,
   8.0%, 9-1-16 ..........................   $ 2,000 $  2,116,460
   Multifamily Housing Revenue Bonds (Village
   Green Apartments Project), Series 1998,
   6.25%, 4-1-30 .........................     1,710    1,638,693
 Missouri Housing Development Commission,
   Multifamily Housing Revenue Bonds (The Mansion
   Apartments Phase II Project), Series 1999,
   6.17%, 10-1-32 ........................     3,915    3,678,221
 The Industrial Development Authority of the
   City of Cameron, Missouri, Health Facilities
   Revenue Bonds (Cameron Community Hospital),
   Series 2000,
   6.25%, 12-1-21 ........................     3,250    3,598,530
 The Industrial Development Authority of
   the City of St. Louis, Missouri, Industrial
   Revenue Refunding Bonds (Kiel Center
   Multipurpose Arena Project), Series 1992,
   7.75%, 12-1-13 ........................     3,335    3,413,172
 City of Ballwin, Missouri, Tax Increment
   Refunding and llllll.//Improvement Revenue Bonds,
   Series 2002A (Ballwin Town Center
   Redevelopment Project),
   6.25%, 10-1-17 ........................     2,200    2,275,394
 Johnson County, Missouri, Hospital Revenue
   Bonds (Western Missouri Medical Center
   Project), Series 2000,
   6.0%, 6-1-25 ..........................     1,515    1,662,834
 The Industrial Development Authority
   of Callaway County, Missouri,
   Industrial Development Revenue Bonds
   (A.P. Green Refractories Co. Project),
   Series 1984,
   8.6%, 11-1-14 (A) .....................       900      450,000
                                                     ------------
                                                       36,255,363
                                                     ------------

NEVADA - 0.62%
 Reno-Sparks Convention & Visitors
   Authority, Nevada, Limited Obligation
   Medium-Term Refunding Bonds, Series
   November 1, 1996,
   6.0%, 11-1-06 .........................     2,640    2,793,938
                                                     ------------

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS (Continued)
NEW HAMPSHIRE - 1.50%
 State of New Hampshire, Turnpike
   System Revenue Bonds, 1994 Series C,
   Inverse Floating Rate Security
   (INFLOS),
   8.785%, 2-1-24 (B) ....................   $ 5,600 $  5,715,640
 Lisbon Regional School District, New
   Hampshire, General Obligation Capital
   Appreciation School Bonds,
   0.0%, 2-1-13 ..........................     1,170    1,015,092
                                                     ------------
                                                        6,730,732
                                                     ------------

NEW JERSEY - 4.03%
 New Jersey Economic Development Authority:
   Refunding Series 2002,
   5.5%, 4-1-12 ..........................     5,955    6,265,256
   Economic Development Bonds, Kapkowski
   Road Landfill Reclamation Improvement
   District Project (City of Elizabeth),
   Series 1998A:
   6.375%, 4-1-18 ........................     2,385    2,990,599
   0.0%, 4-1-11 ..........................     1,740    1,277,578
   First Mortgage Revenue Fixed Rate Bonds
   (Winchester Gardens at Ward Homestead
   Project), Series 1996A,
   8.625%, 11-1-25 .......................     3,000    3,205,500
 New Jersey Health Care Facilities Financing
   Authority, Revenue Bonds, Englewood Hospital
   and Medical Center Issue, Series 1994,
   6.75%, 7-1-24 .........................     4,280    4,397,229
                                                     ------------
                                                       18,136,162
                                                     ------------

NEW MEXICO - 1.17%
 New Mexico Hospital Equipment Loan Council,
   Hospital Revenue Bonds (Memorial Medical
   Center, Inc. Project), Series 1998:
   5.375%, 6-1-18 ........................     4,020    3,561,278
   5.5%, 6-1-28 ..........................     2,000    1,718,480
                                                     ------------
                                                        5,279,758
                                                     ------------

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NEW YORK - 7.51%
 The City of New York, General Obligation
   Bonds, Fiscal 2002 Series C,
   5.5%, 3-15-15 .........................   $ 6,015 $  6,644,289
 Metropolitan Transportation Authority,
   Transportation Revenue Refunding Bonds,
   Series 2002A,
   5.5%, 11-15-14 ........................     5,000    5,882,950
 Triborough Bridge and Tunnel Authority,
   General Revenue Refunding Bonds,
   Series 2002B,
   5.25%, 11-15-13 (C)....................     5,000    5,765,000
 Tompkins County Industrial Development
   Agency, Life Care Community Revenue Bonds,
   1994 (Kendal at Ithaca, Inc. Project),
   7.875%, 6-1-24 ........................     4,035    4,175,378
 Dormitory Authority of the State of New York,
   Third General Resolution Revenue Bonds (State
   University Educational Facilities Issue),
   Series 2002B,
   5.25%, 11-15-23 .......................     3,500    3,950,590
 Suffolk County Industrial Development
   Agency (New York), Continuing Care
   Retirement Community:
   Fixed Rate Revenue Bonds (Peconic
   Landing at Southold, Inc. Project -
   Series 2000A),
   8.0%, 10-1-20 .........................     2,000    2,128,600
   First Mortgage Fixed Rate Revenue Bonds
   (Jefferson's Ferry Project - Series 1999A),
   7.2%, 11-1-19 .........................     1,500    1,597,485
 County of Erie, New York, General Obligation
   Serial Bonds and Revenue Anticipation Notes,
   Public Improvement Serial Bonds - Series 2002A,
   5.0%, 9-1-15 ..........................     2,500    2,754,450
 Dormitory Authority of the State of New
   York, Nyack Hospital Revenue Bonds,
   Series 1996,
   6.25%, 7-1-13 .........................     1,000      845,850
                                                     ------------
                                                       33,744,592
                                                     ------------

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
NORTH CAROLINA - 0.47%
 City of Durham, North Carolina,
   Multifamily Housing Revenue Bonds (Ivy
   Commons Project), Series 1997,
   8.0%, 3-1-29 ..........................   $ 2,105 $  2,111,273
                                                     ------------

NORTH DAKOTA - 0.64%
 City of Grand Forks, North Dakota, Senior
   Housing Revenue Bonds (4000 Valley
   Square Project), Series 1997:
   6.25%, 12-1-34 ........................     2,000    1,652,240
   6.375%, 12-1-34 .......................     1,465    1,231,904
                                                     ------------
                                                        2,884,144
                                                     ------------

OHIO - 0.84%
 City of Toledo, Ohio, Multifamily Housing
   Mortgage Revenue Bonds, Series 1998-A
   (Hillcrest Apartments Project),
   6.125%, 12-1-29 .......................     3,980    3,767,150
                                                     ------------

OKLAHOMA - 2.31%
 The Oklahoma Development Finance Authority,
   Continuing Care Retirement Community,
   Revenue Bonds (Inverness Village Project),
   Fixed Rate Revenue Bonds, Series 2002A,
   8.0%, 2-1-32 ..........................     8,000    8,023,440
 The Guthrie Public Works Authority
   (Guthrie, Oklahoma), Utility System
   Revenue Bonds, Series 1994A,
   6.75%, 9-1-19 .........................     1,415    1,581,913
 Trustees of the Oklahoma Ordnance Works
   Authority, Industrial Development Revenue
   Refunding Bonds (A.P. Green Industries,
   Inc. Project), Series 1992,
   8.5%, 5-1-08 (A) ......................     1,600      800,000
                                                     ------------
                                                       10,405,353
                                                     ------------

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
OREGON - 0.17%
 Myrtle Creek Building Authority, Gross
   Revenue Bonds, Series 1996A (Myrtle Creek
   Golf Course Project),
   8.0%, 6-1-21 (A) ......................   $ 3,000 $    750,000
                                                     ------------

PENNSYLVANIA - 6.79%
 Allegheny County Hospital Development
   Authority:
   Health System Revenue Bonds, Series
   2000B (West Penn Allegheny
   Health System),
   9.25%, 11-15-22 .......................    11,500   12,654,600
   Hospital Revenue Bonds, Series 1997
   (St. Francis Medical Center Project):
   5.75%, 5-15-27 ........................     4,000    3,701,440
   5.5%, 5-15-06 .........................     1,000      929,900
   5.5%, 5-15-07 .........................     1,000      929,350
 Delaware County Authority (Pennsylvania),
   First Mortgage Revenue Bonds, Series
   1994 (Riddle Village Project),
   8.25%, 6-1-22 .........................     3,855    4,349,519
 Clearfield Hospital Authority, Hospital
   Revenue and Refunding Bonds (Clearfield
   Hospital Project), Series 1994,
   6.875%, 6-1-16 ........................     3,000    3,072,210
 Allegheny County Industrial Development
   Authority (Pennsylvania), Environmental
   Improvement Revenue Bonds (USX Corporation
   Project), Refunding Series A 1994,
   6.7%, 12-1-20 .........................     2,495    2,599,017
 New Castle Area Hospital Authority, Hospital
   Revenue Refunding Bonds (St. Francis Hospital
   of New Castle), Series 1992A,
   6.5%, 11-15-09 ........................     1,370    1,272,004
 Blair County Industrial Development
   Authority, Fixed Rate First Mortgage
   Revenue Bonds (The Village at Penn State
   Project), Series 2002A,
   6.9%, 1-1-22 ..........................     1,000    1,013,120
                                                     ------------
                                                       30,521,160
                                                     ------------

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
RHODE ISLAND - 0.82%
 City of Providence, Rhode Island, Special
   Obligation Tax Increment Bonds, Series D,
   6.65%, 6-1-16 .........................   $ 2,000 $  2,173,940
 Rhode Island Health and Educational
   Building Corporation, Hospital Financing
   Revenue Bonds, St. Joseph Health Services
   of Rhode Island Issue, Series 1999,
   5.75%, 10-1-14 ........................     1,500    1,515,720
                                                     ------------
                                                        3,689,660
                                                     ------------

SOUTH CAROLINA - 2.72%
 Tobacco Settlement Revenue Management
   Authority, Tobacco Settlement Asset-
   Backed Bonds, Series 2001B (Tax-Exempt),
   6.375%, 5-15-28 .......................     8,750    8,826,738
 McCormick County, South Carolina, Hospital
   Facilities Revenue Refunding and
   Improvement Bonds, Series 1997 (McCormick
   Health Care Center Project),
   7.0%, 3-1-18 ..........................     2,530    2,435,403
 Connector 2000 Association, Inc., Toll
   Road Revenue Bonds (Southern Connector
   Project, Greenville, South Carolina),
   Senior Capital Appreciation Bonds,
   Series 1998B:
   0.0%, 1-1-35 ..........................    17,000      625,260
   0.0%, 1-1-36 ..........................    11,000      365,200
                                                     ------------
                                                       12,252,601
                                                     ------------

SOUTH DAKOTA - 0.46%
 South Dakota Health and Educational
   Facilities Authority, Refunding Revenue
   Bonds (Westhills Village Retirement
   Community Issue), Series 1993,
   7.25%, 9-1-13 .........................     2,000    2,065,180
                                                     ------------

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002
                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
TENNESSEE - 0.63%
 The Health and Educational Facilities
   Board of the City of Crossville, Tennessee,
   Hospital Revenue Improvement Bonds,
   Series 1992 (Cumberland Medical Center),
   6.75%, 11-1-12 ........................   $ 2,000 $  2,042,340
 Upper Cumberland Gas Utility District
   (of Cumberland County, Tennessee),
   Gas System Revenue Bonds, Series 1996,
   7.0%, 3-1-16 (A) ......................     1,400      770,000
                                                     ------------
                                                        2,812,340
                                                     ------------

TEXAS - 8.30%
 Lubbock Health Facilities Development
   Corporation, Fixed Rate First Mortgage
   Revenue Bonds (Carillon, Inc. Project),
   Series 1999A,
   6.5%, 7-1-19 ..........................     8,000    7,691,760
 North Central Texas Health Facilities
   Development Corporation, Retirement
   Facility Revenue Bonds (Northwest Senior
   Housing Corporation - Edgemere Project),
   Series 1999A, Fixed Rate Bonds:
   7.5%, 11-15-29 ........................     4,000    4,020,440
   7.25%, 11-15-19 .......................     3,000    2,993,820
 AllianceAirport Authority, Inc., Special
   Facilities Revenue Bonds:
   Series 1996 (Federal Express Corporation
   Project),
   6.375%, 4-1-21 ........................     4,000    4,135,320
   Series 1991 (American Airlines, Inc.
   Project),
   7.0%, 12-1-11 .........................     4,700    1,974,611
 Lufkin Health Facilities Development
   Corporation, Health System:
   Revenue Bonds (Memorial Health System of
   East Texas), Series 1998:
   5.0%, 2-15-08 .........................     2,525    2,429,429
   5.7%, 2-15-28 .........................     2,150    1,759,237
   Revenue and Refunding Bonds (Memorial
   Health System of East Texas), Series 1995,
   6.875%, 2-15-26 .......................     1,230    1,180,948

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
TEXAS (Continued)
 Tarrant County Housing Finance Corporation,
   Multifamily Housing Revenue Notes (Quail
   Ridge Apartments Project), Series 2002A,
   6.25%, 9-1-03 .........................   $ 4,100 $  4,126,363
 City of Houston Housing Corporation
   No. 1, First Lien Revenue Refunding
   Bonds, Series 1996 (6800 Long Drive
   Apartments - Section 8 New Construction
   Program), Houston, Texas,
   6.625%, 2-1-20 ........................     2,305    2,380,904
 City of Houston, Texas, Airport System
   Subordinate Lien Revenue Bonds,
   Series 2000A (AMT),
   5.625%, 7-1-20 ........................     2,150    2,307,982
 Alvarado Industrial Development Corporation,
   Industrial Development Revenue Bonds
   (Rich-Mix Products of Texas, Inc. Project),
   Series 1996,
   7.75%, 3-1-10 .........................     2,245    2,293,065
                                                     ------------
                                                       37,293,879
                                                     ------------

UTAH - 0.83%
 Utah Housing Finance Agency, Revenue Bonds
   (RHA Community Services of Utah, Inc.
   Project), Series 1997A,
   6.875%, 7-1-27 ........................     2,440    2,435,315
 Carbon County, Utah, Solid Waste Disposal
   Facility Revenue Refunding Bonds
   (Sunnyside Cogeneration Associates Project):
   Series 1999A,
   7.1%, 8-15-23 .........................     1,140    1,196,578
   Series 1999B,
   0.0%, 8-15-24 .........................       390      115,896
                                                     ------------
                                                        3,747,789
                                                     ------------

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002
                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL BONDS (Continued)
VIRGINIA - 2.00%
 Norfolk Redevelopment and Housing Authority,
   Multifamily Rental Housing Facility Revenue
   Bonds, Series 1996 (1016 Limited Partnership -
   Sussex Apartments Project),
   8.0%, 9-1-26 ..........................   $ 3,440 $  3,450,354
 Fairfax County Redevelopment and Housing
   Authority, Multifamily Housing Revenue
   Refunding Bonds (Burke Shire Commons
   Apartments Project), Series 1996,
   7.6%, 10-1-36 .........................     3,000    3,220,050
 Pocahontas Parkway Association, Route 895
   Connector, Toll Road Revenue Bonds, Senior
   Capital Appreciation Bonds, Series 1998B,
   0.0%, 8-15-18 .........................     9,000    2,326,770
                                                     ------------
                                                        8,997,174
                                                     ------------

WASHINGTON - 1.13%
 Port of Anacortes, Washington, Revenue and
   Refunding Bonds, 1998 Series A (AMT),
   5.625%, 9-1-16 ........................     3,790    3,805,918
 Housing Authority of the City of Seattle,
   Low-Income Housing Assistance Revenue
   Bonds, 1995 (GNMA Collateralized Mortgage
   Loan - Kin On Project),
   7.4%, 11-20-36 ........................     1,142    1,285,355
                                                     ------------
                                                        5,091,273
                                                     ------------

WEST VIRGINIA - 0.59%
 Upshur County, West Virginia, Solid Waste
   Disposal Revenue Bonds (TJ International
   Project), Series 1995,
   7.0%, 7-15-25 .........................     2,500    2,664,325
                                                     ------------

WISCONSIN - 2.50%
 Wisconsin Health and Educational Facilities
   Authority, Revenue Bonds, Series 1995:
   Hess Memorial Hospital Association, Inc.
   Project,
   7.75%, 11-1-15 ........................     4,400    4,669,940

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002                    Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL BONDS (Continued)
WISCONSIN (Continued)
   National Regency of New Berlin, Inc.
   Project,
   8.0%, 8-15-25 .........................   $ 4,360 $  4,598,972
 City of Superior, Wisconsin, Water Supply
   Facilities Revenue Refunding Bonds
   (Superior Water, Light and Power Company
   Project), Series 1996,
   6.125%, 11-1-21 .......................     1,910    1,988,998
                                                     ------------
                                                       11,257,910
                                                     ------------

TOTAL MUNICIPAL BONDS - 91.48%                       $411,231,131
 (Cost: $413,755,870)

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals - Petroleum and Inorganic - 0.10%
 du Pont (E.I.) de Nemours and Company,
   1.68486%, Master Note .................       457      457,000
                                                     ------------

 Food and Related - 0.89%
 ConAgra Foods, Inc.,
   1.81%, 10-16-02 .......................     4,003    3,999,981
                                                     ------------

 Forest and Paper Products - 3.09%
 Sonoco Products Co.,
   2.02%, 10-1-02 ........................    13,858   13,858,000
                                                     ------------

 Multiple Industry - 0.68%
 Michigan Consolidated Gas Co.,
   1.81%, 10-2-02 ........................     3,067    3,066,846
                                                     ------------

Total Commercial Paper - 4.76%                         21,381,827

Municipal Obligations
 Colorado - 2.26%
 Colorado Agricultural Development Authority,
   Adjustable Rate Industrial Development Revenue
   Bonds (Royal Crest Dairy, Inc. Project),
   Series 1998 (UMB Bank Colorado),
   2.05%, 10-2-02 ........................    3,800     3,800,000

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligations (Continued)
 Colorado (Continued)
 Colorado Health Facilities Authority, Revenue
   Refunding Bonds (Christian Living Campus - University
   Hills Project), Series 1997 U.S. Bank Trust N.A.),
   1.72%, 10-2-02 ........................  $ 2,365  $  2,365,000
 287/42 General Improvement District (in the City of
   Lafayette, Colorado), General Obligation Limited Tax
   Bonds, Series 2000 (U.S. Bank National Association),
   1.74%, 10-3-02 ........................    2,000     2,000,000
 City and County of Denver, Colorado, Airport System
   Subordinate Revenue Refunding Bonds, Series 2001
   C1-C4, Subseries 2001C1 (Financial Guaranty
   Insurance Company),
   1.45%, 10-14-02 .......................    2,000     2,000,000
                                                     ------------
                                                       10,165,000
                                                     ------------

 Florida - 0.04%
 Florida Housing Finance Agency, Multi-Family
   Housing Revenue Refunding Bonds, 1987 Series A
   (The Crossings Project), (Freddie Mac),
   1.7%, 10-2-02 .........................      150       150,000
                                                     ------------

 Minnesota - 0.29%
 City of Burnsville, Minnesota, Multifamily
   Housing Revenue Refunding Bonds (Berkshire
   of Burnsville), Series 2000A (Federal
   National Mortgage Association),
   1.7%, 10-3-02 .........................    1,300     1,300,000
                                                     ------------

 Missouri - 0.09%
 Health and Educational Facilities Authority of the
   State of Missouri, Variable Rate Demand Educational
   Facilities Revenue Bonds (Hannibal-LaGrange College),
   Series 2001 (Commerce Bank, N.A.),
   2.25%, 10-1-02 ........................       400      400,000
                                                     ------------

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligations (Continued)
 Montana - 0.36%
 Montana Health Facility Authority, Health Care
   Revenue Bonds (Pooled Loan Program), 1985
   Series A (Norwest Bank Minnesota, National
   Association),
   1.7%, 10-3-02 .........................   $ 1,625 $  1,625,000
                                                     ------------

 Oklahoma - 0.41%
 Tulsa Industrial Authority, Multifamily Housing
   Revenue Bonds (Park Chase Apartments Project),
   Series 1999A-1 (Federal National Mortgage Association),
   1.7%, 10-3-02 .........................     1,856    1,856,000
                                                     ------------

 Texas - 0.11%
 Bexar County Housing Finance Corporation, Multifamily
   Housing Revenue Bonds (Mitchell Village Apartments
   Project), Series 2000A-1 (Federal National Mortgage
   Association),
   1.7%, 10-2-02 .........................       500      500,000
                                                     ------------

Total Municipal Obligations - 3.56%                    15,996,000

TOTAL SHORT-TERM SECURITIES - 8.32%                  $ 37,377,827
 (Cost: $37,377,827)

TOTAL INVESTMENT SECURITIES - 99.80%                 $448,608,958
 (Cost: $451,133,697)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.20%         918,500

NET ASSETS - 100.00%                                 $449,527,458

See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF MUNICIPAL HIGH INCOME FUND

     September 30, 2002

Notes to Schedule of Investments

(A)Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(B)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2002.

(C)Purchased on a when-issued basis with settlement subsequent to September 30, 2002.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES

     MUNICIPAL HIGH INCOME FUND
     September 30, 2002
     (In Thousands, Except for Per Share Amounts)
ASSETS
 Investment securities - at value (Notes 1 and 3)  .     $448,609
 Cash  .............................................            1
 Receivables:
   Interest ........................................        7,852
   Fund shares sold ................................          449
   Investment securities sold.......................          191
 Prepaid registration fees .........................            8
 Prepaid insurance premium  ........................            7
                                                         --------
    Total assets  ..................................      457,117
LIABILITIES                                              --------
 Payable for investment securities purchased                5,935
 Payable to Fund shareholders  .....................        1,418
 Accrued service fee (Note 2)  .....................           86
 Dividends payable  ................................           66
 Accrued shareholder servicing (Note 2)  ...........           37
 Accrued accounting services fee (Note 2)  .........            6
 Accrued management fee (Note 2)  ..................            6
 Accrued distribution fee (Note 2)  ................            4
 Other  ............................................           32
                                                         --------
    Total liabilities  .............................        7,590
                                                         --------
      Total net assets .............................     $449,527
NET ASSETS                                               ========
 $1.00 par value capital stock:
   Capital stock ...................................     $ 90,786
   Additional paid-in capital ......................      383,214
 Accumulated undistributed loss:
   Accumulated undistributed net realized loss
    on investment transactions  ....................      (21,948)
   Net unrealized depreciation in value of
    investments  ...................................       (2,525)
    Net assets applicable to outstanding                 --------
      units of capital .............................     $449,527
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding):
 Class A  ..........................................        $4.95
 Class B  ..........................................        $4.95
 Class C  ..........................................        $4.95
 Class Y  ..........................................        $4.95
Capital shares outstanding:
 Class A  ..........................................       87,119
 Class B  ..........................................          927
 Class C  ..........................................          994
 Class Y  ..........................................        1,746
Capital shares authorized ..........................      300,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

     MUNICIPAL HIGH INCOME FUND
     For the Fiscal Year Ended September 30, 2002
     (In Thousands)

INVESTMENT INCOME
 Interest and amortization (Note 1B)  ..............      $27,731
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        2,267
   Service fee:
    Class A  .......................................          953
    Class B  .......................................            9
    Class C  .......................................           10
   Shareholder servicing:
    Class A  .......................................          433
    Class B  .......................................            7
    Class C  .......................................            6
    Class Y  .......................................            4
   Legal fees ......................................          425
   Distribution fee:
    Class A  .......................................           44
    Class B  .......................................           28
    Class C  .......................................           30
   Accounting services fee .........................           71
   Custodian fees ..................................           29
   Audit fees ......................................           18
   Other ...........................................          162
                                                          -------
    Total expenses  ................................        4,496
                                                          -------
      Net investment income ........................       23,235
                                                          -------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (NOTES 1 AND 3)
 Realized net loss on investments  .................       (5,413)
 Unrealized appreciation in value of
   investments during the period ...................        4,854
                                                          -------
   Net loss on investments .........................         (559)
                                                          -------
    Net increase in net assets resulting
      from operations ..............................      $22,676
                                                          =======

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

     MUNICIPAL HIGH INCOME FUND
     (In Thousands)
                                           For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                            2002             2001
INCREASE IN NET ASSETS                --------------   ------------
 Operations:
   Net investment income ...............     $23,235     $ 23,318
   Realized net loss on
    investments  .......................      (5,413)     (10,923)
   Unrealized appreciation .............       4,854       14,066
                                            --------     --------
    Net increase in net assets
      resulting from operations ........      22,676       26,461
                                            --------     --------
 Distributions to shareholders from
   net investment income (Note 1D):(1)
   Class A .............................     (22,749)     (23,143)
   Class B .............................        (171)         (85)
   Class C .............................        (181)         (90)
   Class Y .............................        (134)         ---*
                                            --------     --------
                                             (23,235)     (23,318)
                                            --------     --------
 Capital share transactions
   (Note 5) ............................      25,377        2,502
                                            --------     --------
    Total increase .....................      24,818        5,645
NET ASSETS
 Beginning of period  ..................     424,709      419,064
                                            --------     --------
 End of period  ........................    $449,527     $424,709
                                            ========     ========
   Undistributed net investment income .        $---         $---
                                                ====         ====

    *Not shown due to rounding.
  (1)See "Financial Highlights" on pages 30 - 33.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MUNICIPAL HIGH INCOME FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                              For the fiscal year ended
                                        September 30,
                             ------------------------------------
                               2002   2001    2000   1999    1998
                            ------- ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $4.96  $4.92   $5.19  $5.69   $5.55
                              -----  -----   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income ..........           0.26   0.28    0.30   0.31    0.32
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.01)  0.04   (0.27) (0.37)   0.21
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.25   0.32    0.03  (0.06)   0.53
                              -----  -----   -----  -----   -----
Less distributions:
 Declared from net
   investment income          (0.26) (0.28)  (0.30) (0.31)  (0.32)
 From capital gains           (0.00) (0.00)  (0.00) (0.13)  (0.07)
                              -----  -----   -----  -----   -----
Total distributions.          (0.26) (0.28)  (0.30) (0.44)  (0.39)
                              -----  -----   -----  -----   -----
Net asset value, end
 of period  ........          $4.95  $4.96   $4.92  $5.19   $5.69
                              =====  =====   =====  =====   =====
Total return(1) ....           5.35%  6.64%   0.83% -1.22%   9.88%
Net assets, end of
 period (in millions)          $431   $419    $417   $510    $522
Ratio of expenses to
 average net
 assets  ...........           1.03%  1.02%   0.94%  0.87%   0.82%
Ratio of net investment
 income to average
 net assets  .......           5.39%  5.61%   6.08%  5.59%   5.72%
Portfolio turnover
 rate  .............          22.72% 22.37%  22.41% 26.83%  35.16%

 (1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MUNICIPAL HIGH INCOME FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                                           period
                             For the fiscal year             from
                             ended September 30,         10-5-99(1)
                            ----------------------        through
                               2002           2001        9-30-00
                            -------        -------        -------
Net asset value,
 beginning of period          $4.96          $4.92          $5.16
                              -----          -----          -----
Income (loss) from investment
 operations:
 Net investment income         0.22           0.23           0.25
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.01)          0.04          (0.24)
                              -----          -----          -----
Total from investment
 operations  .......           0.21           0.27           0.01
                              -----          -----          -----
Less distributions:
 Declared from net
   investment income          (0.22)         (0.23)         (0.25)
 From capital gains           (0.00)         (0.00)         (0.00)
                              -----          -----          -----
Total distributions           (0.22)         (0.23)         (0.25)
                              -----          -----          -----
Net asset value,
 end of period  ....          $4.95          $4.96          $4.92
                              =====          =====          =====
Total return .......           4.46%          5.71%          0.29%
Net assets, end of
 period (in millions)            $5             $3             $1
Ratio of expenses to
 average net assets            1.85%          1.91%          1.89%(2)
Ratio of net investment
 income to average
 net assets  .......           4.56%          4.68%          5.16%(2)
Portfolio turnover
 rate  .............          22.72%         22.37%         22.41%(3)

 (1)Commencement of operations of the class.
 (2)Annualized.
 (3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MUNICIPAL HIGH INCOME FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                                                           period
                             For the fiscal year             from
                             ended September 30,         10-8-99(1)
                            ----------------------        through
                               2002           2001        9-30-00
                            -------        -------        -------
Net asset value,
 beginning of period          $4.96          $4.92          $5.16
                              -----          -----          -----
Income (loss) from investment
 operations:
 Net investment income         0.22           0.23           0.25
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.01)          0.04          (0.24)
                              -----          -----          -----
Total from investment
 operations  .......           0.21           0.27           0.01
                              -----          -----          -----
Less distributions:
 Declared from net
   investment income          (0.22)         (0.23)         (0.25)
 From capital gains           (0.00)         (0.00)         (0.00)
                              -----          -----          -----
Total distributions           (0.22)         (0.23)         (0.25)
                              -----          -----          -----
Net asset value,
 end of period  ....          $4.95          $4.96          $4.92
                              =====          =====          =====
Total return .......           4.49%          5.74%          0.26%
Net assets, end of
 period (in millions)            $5             $3             $1
Ratio of expenses to
 average net assets            1.84%          1.84%          1.91%(2)
Ratio of net investment
 income to average
 net assets  .......           4.58%          4.72%          5.13%(2)
Portfolio turnover
 rate  .............          22.72%         22.37%         22.41%(3)

 (1)Commencement of operations of the class.
 (2)Annualized.
 (3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MUNICIPAL HIGH INCOME FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:
                                                   For theFor the
                                                   period  period
                             For the fiscal year    from    from
                           ended September 30, 12-30-98(1)7-1-98(1)
                            ---------------------    to      to
                              2002   2001    20009-30-99 8-25-98
                           -------   ----    ----------- -------
Net asset value,
 beginning of period          $4.96  $4.92   $5.19  $5.65   $5.64
                              -----  -----   -----  -----   -----
Income (loss) from
 investment operations:
 Net investment income         0.26   0.27    0.30   0.24    0.05
 Net realized and
   unrealized gain (loss)
   on investments ..          (0.01)  0.04   (0.27) (0.33)   0.01
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.25   0.31    0.03  (0.09)   0.06
                              -----  -----   -----  -----   -----
Less distributions:
 Declared from net
   investment income          (0.26) (0.27)  (0.30) (0.24)  (0.05)
 From capital gains           (0.00) (0.00)  (0.00) (0.13)  (0.00)
                              -----  -----   -----  -----   -----
Total distributions           (0.26) (0.27)  (0.30) (0.37)  (0.05)
                              -----  -----   -----  -----   -----
Net asset value, end
 of period  ........          $4.95  $4.96   $4.92  $5.19   $5.65
                              =====  =====   =====  =====   =====
Total return .......           5.35%  6.45%   0.97% -1.53%   1.07%
Net assets, end of
 period (000 omitted)        $8,646     $2     $18     $2      $0
Ratio of expenses to
 average net assets            0.63%  1.93%   1.08%0.80%(2)    0.61%(2)
Ratio of net investment
 income to average
 net assets  .......           5.68%  4.72%   5.96%5.68%(2)    5.99%(2)
Portfolio turnover rate       22.72% 22.37%  22.41%26.83%(3)  35.16%(2)

 (1)Class Y shares commenced operations on July 1, 1998 and continued operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table. Operations recommenced on December 30, 1998.
 (2)Annualized.
 (3)For the fiscal year ended September 30, 1999.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Municipal High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek to provide a high level of income which is not subject to Federal income tax. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily. The Fund also reimburses WRIMCO for certain expenses, including additional Fund-related security costs incurred by WRIMCO as a result of the September 11, 2001, terrorist activities. The amount reimbursed represents the Fund's share of the incremental cost of using private transportation for WRIMCO's personnel in lieu of commercial transportation and also certain security-related personnel and facilities costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.6125 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $654,161. During the period ended September 30, 2002, W&R received $5,533 and $633 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $431,140 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $18,682, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $120,146,303, while proceeds from maturities and sales aggregated $89,366,993. Purchases of short-term securities aggregated $1,329,203,464, while proceeds from maturities and sales aggregated $1,329,250,045. No U.S. Government obligations were purchased or sold during the period ended September 30, 2002.

For Federal income tax purposes, cost of investments owned at September 30, 2002 was $451,225,691, resulting in net unrealized depreciation of $2,616,733, of which $20,795,099 related to appreciated securities and $23,411,832 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income ......................... $23,459,684
Distributed ordinary income .................  23,350,455
Undistributed ordinary income ...............     618,155

Realized long-term capital gains ............         ---
Distributed long-term capital gains .........         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ......................  11,473,462

Post-October losses deferred ................   4,194,757

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2009 .......................... $ 6,187,770
September 30, 2010 ..........................  11,473,462
                                             ------------
Total carryover ............................. $17,661,232
                                             ============

NOTE 5 -- Multiclass Operations


The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.

                          For the fiscal year
                          ended September 30,
                       --------------------------
                             2002         2001
                       ------------  ------------
Shares issued from sale
 of shares:
 Class A  ............       12,949         9,265
 Class B  ............          386           356
 Class C  ............          683           547
 Class Y  ............        5,529           ---*
Shares issued from
 reinvestment of dividends:
 Class A  ............        3,630         3,648
 Class B  ............           33            15
 Class C  ............           34            18
 Class Y  ............           27           ---*
Shares redeemed:
 Class A  ............      (13,813)      (13,261)
 Class B  ............          (67)          (36)
 Class C  ............         (401)          (55)
 Class Y  ............       (3,810)           (3)
                              -----         -----
Increase in outstanding
 capital shares  .....        5,180           494
                              =====         =====
Value issued from sale
 of shares:
 Class A  ............      $63,393       $45,571
 Class B  ............        1,890         1,760
 Class C  ............        3,343         2,689
 Class Y  ............       26,994           ---*
Value issued from
 reinvestment of dividends:
 Class A  ............       17,782        17,932
 Class B  ............          159            76
 Class C  ............          168            88
 Class Y  ............          133           ---*
Value redeemed:
 Class A  ............      (67,588)      (65,151)
 Class B  ............         (326)         (179)
 Class C  ............       (1,942)         (268)
 Class Y  ............      (18,629)          (16)
                            -------       -------
Increase in
 outstanding capital        $25,377       $ 2,502
                            =======       =======

*Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Waddell & Reed Advisors Municipal High Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Municipal High Income Fund, Inc. (the "Fund") as of September 30, 2002, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Municipal High Income Fund, Inc. as of September 30, 2002, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights the periods presented in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
November 8, 2002

INCOME TAX INFORMATION


Dividends are declared and recorded by the Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly.

Exempt Interest Dividends - The exempt interest portion of dividends paid represents the distribution of state and municipal bond interest and is exempt from Federal income taxation.

The table below shows the taxability of dividends paid during the fiscal year ended September 30, 2002:

                    PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:
          --------------------------------------------------------
                     For Individuals          For Corporations
          ------------------------------------------------------------------
 Record      OrdinaryLong-TermExempt      Non-Long-Term  Exempt
  Date         IncomeCapital GainInterestQualifyingCapital GainInterest
-------       ------------------------------------------------------
                              Class A, B, C and Y
October 2001 through
 December 2001       0.7825%      ---%99.2175%  0.7825%    ---%  99.2175%
January 2002
 through
 September
 2002         0.9042%   ---%  99.0958% 0.9042%     ---%99.0958%

NON-QUALIFYING DIVIDENDS - The non-qualifying portion of distributions represents the taxable portion of dividends paid and does not qualify for the dividends received deduction for corporations.

The actual taxable amount of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Income from the Fund may be subject to the alternative minimum tax. Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Municipal High Income Fund,
Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

Disinterested Directors


James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment firm

John A. Dillingham (63)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (69)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation

Linda K. Graves (49)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (35)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: General Counsel of the University of Oklahoma, Cameron University and Rogers State University; Vice President of the University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC and JHJ Investments, LLC, both commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (78)

13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (65)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (67)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

Interested Directors


Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director: Director; Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO

Frank J. Ross, Jr. (49)
Polsinelli, Shalton & Welte, P.C., 700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, P.C., a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (57)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  None

Officers


Theodore W. Howard (60)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Treasurer and Principal Accounting Officer, 25 years; Vice President, 14 years; Principal Financial Officer, since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Mark J. Otterstrom  (47)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President of WRIMCO and portfolio manager for investment companies managed by WRIMCO (2000 to present); assistant portfolio manager for investment companies managed by WRIMCO (1995 to 2000); employee of WRIMCO (1987 to present)
Directorships held:  None

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice


If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

The Waddell & Reed Advisors Group of Mutual Funds


Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.



FOR MORE INFORMATION:
Contact your financial advisor, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1014A(9-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.